UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
December 30, 2006

Trinity3 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26651	65-0884085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20261 SW Acacia Street, Suite 200 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

949-660-1212
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In a meeting of the Board of Directors on December 30, 2006, the Board of Directors accepted the resignation of Shannon Squyres as a Director and Chief Executive Officer of the Company, effective December 30, 2006. The Board of Directors appointed Steven D. Hargreaves to Chief Executive Officer, in addition to his current position as President of the Company.

Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2007	Trinity3 Corporation, a Delaware corporation

/s/ Steven D. Hargreaves
By: Steven D. Hargreaves
Its: President and Chief Financial Officer

/s/ Jeffrey S. Willmann
By: Jeffrey S. Willmann
Its: Director